SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS CROCI® Sector Opportunities Fund

The following changes are effective immediately:

The following disclosure replaces similar disclosure contained under the “Management process” sub‐heading of the “PRINCIPAL INVESTMENT STRATEGY” sections of the summary section and “Fund Details” section of the fund’s prospectuses.

The fund is rebalanced on a quarterly basis in accordance with the strategy’s rules. At each quarterly rebalancing, subject to measures taken to attempt to reduce portfolio turnover, approximately 10 stocks are selected generally from the three sectors with the lowest positive median CROCI® Economic P/E Ratio and equally weighted, resulting in a portfolio typically consisting of 30 holdings. The strategy also utilizes two systematic portfolio turnover control buffers to seek to reduce transaction costs that would otherwise result from portfolio turnover in the strict application of the foregoing rebalancing rule. The sector buffer limits replacement of a sector held in the portfolio to when its Economic P/E ratio exceeds thresholds, relative to other sectors, as determined by portfolio management from time to time. The Economic P/E buffer seeks to reduce turnover by limiting the replacement of a portfolio security to when its Economic P/E ratio exceeds thresholds, relative to other securities, as determined by portfolio management from time to time. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the portfolio with tax efficiency in mind.

The following disclosure replaces similar disclosure contained under the “MAIN RISKS” sections of the summary section and “Fund Details” section of the fund’s prospectuses.

CROCI® risk. The fund will be managed on the premise that sectors with lower median CROCI® Economic P/E Ratios may outperform sectors with higher CROCI® Economic P/E Ratios over time, and that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of the CROCI® Economic P/E Ratio is determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As CROCI® Economic P/E Ratios are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have a lower CROCI® Economic P/E Ratio.

Please Retain This Supplement for Future Reference

July 17, 2014 PROSTKR‐410